                     AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT

     THIS AMENDMENT NO. 1 TO STOCK PURCHASE AGREEMENT ("Amendment") is made as of the 11th day of June, 1999, by and among Hoover's, Inc., a Delaware corporation (the "Company"), Knowledge Net Holdings, L.L.C., a Delaware limited liability company ("KNH"), and Nextera Enterprises, Inc., a Delaware corporation ("Nextera"), with reference to the following facts:

     A. The Company and KNH are parties to that certain Stock Purchase Agreement, dated as of June 11, 1999 (the "Agreement"). Initially capitalized terms used herein shall have the meanings as defined in the Agreement unless otherwise specified herein.

     B. The parties have agreed that Nextera will purchase approximately five percent (5%) of the Stock originally to be purchased by KNH pursuant to the Agreement and the parties desire to amend the Agreement to make Nextera an Investor under the Agreement.

     NOW, THEREFORE, THE PARTIES AGREE AS FOLLOWS:

     1. PURCHASE AND SALE OF STOCK. Section 1.1 of the Agreement is amended to reflect that at the Closing: (a) the Company shall sell to KNH, and KNH shall purchase from the Company, 1,295,454 (post-split) shares of the Stock for an aggregate consideration of $7,073,179, and (b) the Company shall sell to Nextera, and Nextera shall purchase from the Company, 68,182 (post-split) shares of the Stock for an aggregate consideration of $372,274.

     2. NEXTERA AS AN INVESTOR. Sections 5.7, 6.2 and 6.5 of the Agreement shall not be applicable to Nextera. Nextera is an Affiliate of KNH for purposes of Section 6.3 of the Agreement as long as KNH or any Affiliate of KNH holds shares of Nextera. Subject to the immediately preceding two sentences, Nextera shall be an Investor for all purposes of the Agreement and all references in the Agreement to "Investor" shall include Nextera. Without limiting the generality of the foregoing: (a) Nextera shall have all of the rights and obligations of an Investor under the Agreement in the same manner as if Nextera was an original signatory to the Agreement as an Investor, and (b) Nextera makes each the representations and warranties in Section 3 of the Agreement with respect to itself as an Investor.

     3.   STRATEGIC RELATIONSHIP AGREEMENT.  Without limiting the generality of
Section 2 above, although Nextera is not entering into the Strategic Relationship Agreement, Nextera acknowledges and agrees that Nextera is purchasing the shares of Stock subject to the provisions of Section 5 of the Strategic Relationship Agreement which gives the Company the right to repurchase the shares of Stock at a price per share equal to that to be paid by Nextera hereunder.

     4. EFFECT OF AMENDMENT. Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its original terms.

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                               HOOVER'S, INC.


                               By: /s/ Patrick J. Spain
                                   --------------------------------
                                   Patrick J. Spain, President

                               Address:  1033 La Posada Drive
                                         Suite 250
                                         Austin, Texas 78752
                                         Telephone:  512/374-4545
                                         Facsimile:  512/374-4600

                               With a copy to:

                                   Ronald G. Skloss

                                   Brobeck, Phleger & Harrison, LLP
                                   301 Congress Avenue, Suite 1200
                                   Austin, Texas  78701
                                   Telephone:  512/479-2962
                                   Facsimile:  512/477-5813



                               INVESTORS

                               KNOWLEDGE NET HOLDINGS, L.L.C.


                               By: /s/ Steven B. Fink
                                   --------------------------------
                                   Steven B. Fink, President

                               Address:  844 Moraga Drive
                                         Los Angeles, California  94049
                                         Telephone:  310/440-3660
                                         Facsimile:  310/440-3676

                               With a copy to:

                                   Maron & Sandler
                                   844 Moraga Drive
                                   Los Angeles, California 90049
                                   Telephone:  310/440-3600

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                                   Facsimile:  310/440-3690


                               NEXTERA ENTERPRISES, INC.


                               By:  /s/ Ronald K. Bohlin
                                    -----------------------------------------
                                    Ronald K. Bohlin, Chief Operating Officer

                                 Address:  One Cranberry Hill
                                           Lexington, MA 02173
                                           Attention: Gresham T. Brebach, Jr.
                                           Telephone:  781/778-4400
                                           Facsimile:  781/778-4500

                               With a copy to:

                                     Maron & Sandler
                                     844 Moraga Drive
                                     Los Angeles, California 90049
                                     Telephone:  310/440-3600
                                     Facsimile:  310/440-3690